UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 9, 2020

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15771	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Avenue of the Americas, 33rd Floor,

New York, NY 10019

(Address of principal executive offices) (Zip Code)

(646) 813-4712
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ABEO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 12, 2020, the Board of Directors (the “Board”) of Abeona Therapeutics Inc. (the “Company”) approved a new form of Indemnification Agreement for the Company’s officers and directors (the “Indemnification Agreement”). The Indemnification Agreement clarifies indemnification provisions already contained in the Company’s Bylaws and generally provide that the Company shall indemnify the indemnitees to the fullest extent permitted by applicable law, subject to certain exceptions, against expenses, judgments, fines and other amounts actually and reasonably incurred in connection with their service as a director or officer and also provide for rights to advancement of expenses and contribution.

The description of the Indemnification Agreement set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement between the Company and each of the indemnitees, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2020, the Board approved a grant to Edward Carr, the Company’s Chief Accounting Officer and principal financial and accounting officer, of 143,182 shares of restricted stock pursuant to the Abeona Therapeutics Inc. Amended 2015 Equity Incentive Plan. Fifty percent of the restricted stock is scheduled to vest on March 31, 2021, and the remaining 50% is scheduled to vest on September 30, 2021.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Indemnification Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 16, 2020	Abeona Therapeutics Inc.
(Registrant)

	By:	/s/ Brendan M. O’Malley
	Name:	Brendan M. O’Malley
	Title:	Corporate Secretary